SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 FORM 8-K



            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


                             January 22, 2002
             ------------------------------------------------
             Date of Report (Date of Earliest Event Reported)



                     EAGLE BUILDING TECHNOLOGIES, INC.
          ------------------------------------------------------
          (Exact name of Registrant as specified in its charter)


                                  Nevada
              ----------------------------------------------
              (State or Other Jurisdiction of Incorporation)

       0-26322                                      88-0327648
------------------------                  ---------------------------------
(Commission File Number)                  (IRS Employer Identification No.)


          20283 State Road 7, Suite 213, Boca Raton, Florida 33498
          --------------------------------------------------------
                  (Address of Principal Executive Offices)


                              (561) 487-3600
                      -------------------------------
                      (Registrant's Telephone Number)


         _____________________________________________________________
         (Former Name or Former Address, if changed since last report)


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ITEM 5.   OTHER EVENTS.
          -------------

     Eagle Building Technologies, Inc. (the "Company") has appointed Dan
H. Curlee as Chief Operating Officer and Ron G. Lakey as Treasurer and Chief Financial Officer.

     Dan H. Curlee, 62, joined the Company on January 21, 2002, as Chief Operating Officer. Since 1993, Mr. Curlee has served as an independent strategic business consultant. From December 1989 to January 1993, Mr. Curlee served as Chief Executive Officer of Wilson Hill Associates, Inc. From January 1974 to December 1979, he practiced law and consulted with businesses focusing on business development, organization and management of profit and not-for-profit corporations. He also consulted with the U.S. Department of Education on legislative, regulatory and procurement issues. Prior to 1974, Mr. Curlee served as legislative counsel to the International Brotherhood of Teamsters and had a private law practice in Dallas/Fort Worth, Texas. Mr. Curlee earned a Bachelor of Arts degree from the University of Texas, Arlington in 1963, and a Juris Doctor degree from the University of Texas, Austin in 1966.

     Ron G. Lakey, 47, joined the Company on January 21, 2002, as Treasurer and Chief Financial Officer. Mr. Lakey has come out of retirement to join the Company. During 1998, Mr. Lakey provided services to BHI Corporation. BHI Corporation was a Nasdaq listed company whose largest shareholder was the former Chairman of ADT Limited. Mr. Lakey acted as interim President for one of BHI's subsidiaries for a three month period and subsequently provided consulting services in conjunction with one of their acquisitions.
Prior to its acquisition by Tyco International, Inc., from July 1987 to August 1997, Mr. Lakey served as the Chief Operating Officer of ADT Security Systems ("ADT") for international operations which included Canada and 11 European countries. Prior to ADT, from January 1984 to July 1987, Mr. Lakey was Vice President and Chief Financial Officer for Crime Control, Inc., a publicly traded company listed on Nasdaq. From December 1982 to January 1984, Mr. Lakey served as Vice President and Chief Financial Officer of Puller Mortgage Association, which was in the multi-family housing development and financing business. Prior to 1982, from April 1980 to December 1982, Mr. Lakey was Vice President and Controller of Construction and Development for Oxford Development, one of the largest multi-family housing developers in the United States. From October 1977 through April 1980, Mr. Lakey was Director of Internal Auditing for Design and Manufacturing. Prior to 1977, Mr. Lakey was a senior accountant on the audit staff of Coopers & Lybrand in Indianapolis, Indiana. Mr. Lakey earned his CPA designation in November 1975. He graduated first in the Business School at Indiana University, earning a B.S. in Accounting in 1975.

     Additionally, the Company promoted Donald Pollock from Chief
Financial Officer to Senior Vice President of Manufacturing to oversee


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the operations of Fleming Manufacturing Company and Master srl, both wholly-owned subsidiaries of the Company. Anthony D'Amato, Chairman of the Company's Board of Directors has reassumed his duties as President and Chief Executive Officer of the Company. Paul-Emile Desrosiers is no longer associated with the Company.


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                           SIGNATURES


Pursuant to the requirements of the securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 EAGLE BUILDING TECHNOLOGIES, INC.


Dated: January 22, 2002          By:/s/ Anthony D'Amato
                                    ----------------------------------
                                    Anthony D'Amato, President & CEO


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